Exhibit 1.1

                         1,000,000 Preferred Securities
                              IFC Capital Trust VI

                  [_____] Cumulative Trust Preferred Securities
               (Liquidation Amount of $25 per Preferred Security)


                             UNDERWRITING AGREEMENT
                             ----------------------

                                                                [________], 2002


STIFEL, NICOLAUS & COMPANY, INCORPORATED
RBC DAIN RAUSCHER INC.
as representatives of the Several Underwriters
  named in Schedule I hereto
c/o Stifel, Nicolaus & Company, Incorporated
501 North Broadway, 9th Floor
St. Louis, Missouri  63102

Ladies and Gentlemen:

         Irwin Financial Corporation, an Indiana corporation (the "Company") and its financing subsidiary, IFC Capital Trust VI, a Delaware business trust (the "Trust," and hereinafter together with the Company, the "Offerors"), propose that the Trust issue and sell to the several underwriters listed on Schedule I hereto (the "Underwriters"), pursuant to the terms of this Agreement, 1,000,000 of the Trust's [____]% Cumulative Trust Preferred Securities, with a liquidation amount of $25 per preferred security (the "Preferred Securities"), to be issued under the Trust Agreement (as hereinafter defined), the terms of which are more fully described in the Prospectus (as hereinafter defined). The aforementioned 1,000,000 Preferred Securities to be sold to the Underwriters are herein called the "Firm Preferred Securities." Solely for the purpose of covering over-allotments in the sale of the Firm Preferred Securities, the Offerors further propose that the Trust issue and sell to the Underwriters, at their option, up to an additional 150,000 Preferred Securities (the "Option Preferred Securities") upon exercise of the over-allotment option granted in Section 1 hereof. The Firm Preferred Securities and any Option Preferred Securities are herein collectively referred to as the "Designated Preferred Securities." Stifel, Nicolaus & Company, Incorporated and RBC Dain Rauscher Inc. are acting as representatives of the Underwriters and in such capacity is sometimes herein referred to as the "Representatives."

         The Offerors hereby confirm as follows their agreement with each of the Underwriters in connection with the proposed purchase of the Designated Preferred Securities.

         1. SALE, PURCHASE AND DELIVERY OF DESIGNATED PREFERRED SECURITIES, DESCRIPTION OF DESIGNATED PREFERRED SECURITIES.

                  (a) On the basis of the representations, warranties and agreements herein contained, and subject to the terms and conditions herein set forth, the Offerors hereby agree that the Trust shall issue and sell to each of the Underwriters and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $25 per Preferred Security (the "Purchase Price"), the respective number of Firm Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto. Because the proceeds from the sale of the Firm Preferred Securities will be used to purchase from the Company its Debentures (as hereinafter defined and as described in the Prospectus),

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the Company shall pay to each Underwriter a commission of [______] per Firm
Preferred Security purchased (the "Firm Preferred Securities Commission"). In accordance with Section 9 hereof, the Representatives may by notice to the Company amend Schedule I to add, eliminate or substitute names set forth therein (other than to eliminate the name of any of the Representatives) and to amend the number of Firm Preferred Securities to be purchased by any firm or corporation listed thereon, provided that the total number of Firm Preferred Securities listed on Schedule I shall equal 1,000,000.

         In addition, on the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Trust hereby grants to the Underwriters, severally and not jointly, an option to purchase all or any portion of the 150,000 Option Preferred Securities, and upon the exercise of such option in accordance with this Section 1, the Offerors hereby agree that the Trust shall issue and sell to the Underwriters, severally and not jointly, all or any portion of the Option Preferred Securities at the same Purchase Price per share paid for the Firm Preferred Securities. If any Option Preferred Securities are to be purchased, each Underwriter, severally and not jointly, agrees to purchase from the Trust that proportion (subject to adjustment as you may determine to avoid fractional securities) of the number of Option Preferred Securities to be purchased that the number of Firm Preferred Securities set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 9 hereof) bears to 1,000,000. Because the proceeds from the sale of the Option Preferred Securities will be used to purchase from the Company its Debentures, the Company shall pay to the Underwriters a commission of $[______] per Option Preferred Security for each Option Preferred Security purchased (the "Option Preferred Securities Commission"). The option hereby granted (the "Option") must be exercised, if at all, within 30 days after the date upon which the Registration Statement (as hereinafter defined) becomes effective and may be exercised only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Preferred Securities. The Option may be exercised in whole or in part at any time (but not more than once) by you giving notice (confirmed in writing) to the Trust setting forth the number of Option Preferred Securities as to which the Underwriters are exercising the Option and the time, date and place for payment and delivery of the Global Securities (as hereafter defined) for such Option Preferred Securities. Such time and date of payment and delivery for the Option Preferred Securities (the "Option Closing Date") shall be determined by you, but shall not be earlier than two nor later than five full business days after the exercise of such Option, nor in any event prior to the Closing Date (as hereinafter defined). The Option Closing Date may be the same as the Closing Date.

         Payment of the Purchase Price and the Firm Preferred Securities Commission and delivery of the Global Securities for the Firm Preferred Securities shall be made at the offices of Stifel, Nicolaus & Company, Incorporated, 501 North Broadway, 9th Floor, St. Louis, Missouri 63102, or such other place as shall be agreed to by you and the Offerors, at 10:00 a.m., St. Louis time, on the third (or, if permitted by Rule 15c6-1(c) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), not later than 12:00 p.m. on the fourth) full business day following the date of this Agreement (the "Closing Date"), or unless postponed in accordance with the provisions of Section 9. The Trust shall deliver or cause to be delivered to you for the account of the Underwriters against payment to or upon the order of the Trust of the Purchase Price in federal or other immediately available funds, the Firm Preferred Securities in the form of one or more permanent global securities in definitive form (the "Global Securities") deposited with the Property Trustee (as identified below) as custodian for the Depository Trust Company ("DTC") and registered in the name of Cede & Co., as nominee for DTC. Interests in any permanent Global Securities will be held only in book-entry form. If the Underwriters exercise the option to purchase any or all of the Option Preferred Securities, payment of the Purchase Price and Option Preferred Securities Commission for such Option Preferred Securities shall be made on the Option Closing Date at Stifel, Nicolaus & Company, Incorporated's offices, or at such other place as the Offerors and you shall determine. Upon delivery, the Option Preferred Securities shall be in the form of one or more Global Securities registered in the name of Cede & Co., as nominee of DTC and the Global Securities for such

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

Option Securities shall be delivered to the Property Trustee as custodian for DTC. Such payments shall be made to an account designated by the Trust by wire transfer in same day funds, in the amount of the aggregate Purchase Price therefor, against delivery by or on behalf of the Trust to you for the respective accounts of the several Underwriters of one or more Global Certificates for the Designated Preferred Securities to be purchased by the Underwriters.

         Time shall be of the essence, and delivery of the Global Securities for the Designated Preferred Securities at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder.

                  (b) The Offerors propose that the Trust issue the Designated Preferred Securities pursuant to an Amended and Restated Trust Agreement among U.S. Bank Trust National Association as Delaware Trustee and Property Trustee, the Administrative Trustees named therein (collectively, the "Trustees"), and the Company, in substantially the form heretofore delivered to the Underwriters, said Agreement being hereinafter referred to as the "Trust Agreement." In connection with the issuance of the Designated Preferred Securities, the Company proposes (i) to issue its [______] Subordinated Debentures due 2032 (the "Debentures") pursuant to an Indenture, to be dated as of [______], 2002, between the Company and U.S. Bank Trust National Association, as indenture trustee (the "Indenture"), and (ii) to guarantee certain payments on the Designated Preferred Securities pursuant to a Preferred Securities Guarantee Agreement between the Company and U.S. Bank Trust National Association, as guarantee trustee (the "Guarantee"), to the extent described therein.

                  (c) As used herein, the following terms shall have the following meanings:

         "Effective Date" shall mean the date and time that the Registration Statement became or becomes effective.

         "Preliminary Prospectus" shall mean the prospectus subject to completion included in the Registration Statement or any amendment to such prospectus and any prospectus filed pursuant to Rule 424(a).

         "Prospectus" shall mean the prospectus first filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 424(b)(1) or (4) or, if no prospectus is required to be filed pursuant to Rule 424(b)(1) or (4), the prospectus included in the Registration Statement.

         "Registration Statement" shall mean the registration statement referred to in Section 2(ii) hereof, including exhibits and financial statements, as amended at the date hereof (or, if not effective at the date hereof, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date, shall thereafter mean such registration statement as so amended. Such term shall include (i) any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A and (ii) any registration statement filed pursuant to Rule 462(b).

         "Rule 424", "Rule 430A" and "Rule 462" refer to such rules under the Securities Act of 1933, as amended (the "1933 Act").

         "Rule 430A Information" shall mean information with respect to the Designated Preferred Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

         Any reference herein to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein which were filed

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under the 1934 Act or the 1934 Act Regulations (as hereafter defined) on or before the Effective Date of the Registration Statement or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the filing of any document under the 1934 Act or the 1934 Act Regulations after the Effective Date of the Registration Statement or the issue date of the Preliminary Prospectus or the Prospectus, as the case may be, then deemed to be incorporated therein by reference; provided, however, that any references to the "Registration Statement", "Preliminary Prospectus" or "Prospectus" shall not be deemed to include any statements made in any previously filed documents that are superseded or modified by statements made in such documents or in a later filed document incorporated therein by reference, but only to the extent that, pursuant to the 1933 Act and the 1933 Act Regulations, such statements are not deemed to be part of the Registration Statement, Preliminary Prospectus or Prospectus.

         2.       REPRESENTATIONS AND WARRANTIES.

         The Offerors jointly and severally represent and warrant to, and agree with, each of the Underwriters that:

                           (i) The reports filed with the Commission by the Company under the 1934 Act and the rules and regulations thereunder (the "1934 Act Regulations") at the time they were filed with the Commission complied as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                           (ii) The Offerors meet the requirements for the use of Form S-3 under the 1933 Act and have prepared and filed with the Commission a registration statement on Form S-3 (File Numbers 333-99597 and 333-99597-01), for registration under the 1933 Act of the offering and sale of the Designated Preferred Securities, the Guarantee and up to $[______] aggregate principal amount of Debentures under the 1933 Act. The Offerors may have filed one or more amendments to such registration statement, including the Preliminary Prospectus, in each case in conformity in all material respects with the requirements of the 1933 Act, the rules and regulations promulgated thereunder (the "1933 Act Regulations") and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations thereunder. After the execution of this Agreement, the Offerors will file with the Commission (A) if the Registration Statement, as it may have been amended, has been declared by the Commission to be effective under the 1933 Act, a prospectus in the form most recently included in an amendment to the Registration Statement (or, if no such amendment shall have been filed, in the Registration Statement), with such changes or insertions as are required by Rule 430A or permitted by Rule 424(b) and as have been provided to and not objected to by the Representatives prior to (or as are agreed to by the Representatives subsequent to) the execution of this Agreement, or (B) if the Registration Statement, as it may have been amended, has not been declared by the Commission to be effective under the 1933 Act, an amendment to the Registration Statement, including a form of final prospectus, necessary to permit the Registration Statement to become effective, a copy of which amendment has been furnished to and not objected to by the Representatives prior to (or is agreed to by the Representatives subsequent to) the execution of this Agreement. The Offerors have included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the 1933 Act and the 1933 Act Regulations to be included in such registration statement and the Prospectus. As filed, the final Prospectus shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all

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         substantive respects in the form furnished to you prior to the date hereof or, to the extent not completed at the date hereof, shall contain only such specific additional information and other changes (beyond that contained in the Prospectus and the Preliminary Prospectus) as the Company has advised you, prior to the date hereof, shall be included or made therein. Copies of such registration statement, including any amendments thereto and any documents incorporated by reference therein and the Preliminary Prospectus contained therein and the exhibits, financial statements and schedules to such registration statement, as finally amended and revised, have heretofore been delivered by the Offerors to the Representatives. Such copies are identical to the electronically transmitted copies thereof filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval system, except to the extent permitted by Regulation S-T.

                           (iii) The documents incorporated by reference in the Registration Statement, the Preliminary Prospectus or the Prospectus or from which information is so incorporated by reference, when they were filed with the Commission, complied in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations, and when read together and with the other information in the Preliminary Prospectus or the Prospectus, as the case may be, at the time the Registration Statement became or becomes effective and at the Closing Date and any Option Closing Date, did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent such statements made have been amended or superseded in subsequently filed documents, but only to the extent that, pursuant to the 1933 Act and the 1933 Act Regulations, such statements are not deemed to be part of the Registration Statement, Preliminary Prospectus or Prospectus.

                           (iv) No order preventing or suspending the use of the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus) has been issued by the Commission, nor has the Commission, any state or other jurisdiction or regulatory body, to the knowledge of the Offerors, threatened to issue such an order or instituted proceedings for that purpose. The Preliminary Prospectus, at the time of filing thereof, (A) complied in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and (B) did not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements or omissions made in reliance upon and in conformity with information furnished in writing to the Offerors by any of the Underwriters expressly for inclusion in the Prospectus beneath the heading "Underwriting" (such information referred to herein as the "Underwriters' Information"). Since the date that the Preliminary Prospectus was filed with the Commission or as of the date that the Prospectus and any amendment or supplement thereto was filed with the Commission (or, if not filed, on the date provided by the Offerors to the Underwriters in connection with the offering and sale of the Designated Preferred Securities), as the case may be, no event has occurred which should have been set forth in an amendment or supplement to the Preliminary Prospectus or the Prospectus which has not been set forth in the Preliminary Prospectus, the Prospectus or such an amendment or supplement. The Preliminary Prospectus and the Prospectus will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval ("EDGAR") system, except to the extent permitted by Regulation S-T.

                           (v) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose has been instituted or, to the Company's knowledge, threatened by the Commission, any state or other jurisdiction or other regulatory

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         body. At the Effective Date and at all times subsequent thereto, up to and including the Closing Date and, if applicable, the Option Closing Date, the Registration Statement and any post-effective amendment thereto (A) complied and will comply in all material respects with the requirements of the 1933 Act, the 1933 Act Regulations and the Trust Indenture Act (and the rules and regulations thereunder) and (B) did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty does not apply to Underwriters' Information. At the Effective Date, and at all times when the Prospectus is required to be delivered in connection with offers and sales of Designated Preferred Securities, including, without limitation, the Closing Date and, if applicable, the Option Closing Date, the Prospectus, as amended or supplemented, (A) complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the Trust Indenture Act (and the rules and regulations thereunder) and (B) did not contain and will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to Underwriters' Information. Since the date that the Registration Statement was filed with the Commission, no event has occurred which should have been set forth in an amendment or supplement to the Registration Statement which has not then been set forth in such an amendment or supplement.

                           (vi)

                                    (A) The Company is duly organized and
         validly existing under the laws of the State of Indiana, with full corporate and other power and authority to own, lease and operate its properties and conduct its business as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus) and as currently being conducted and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended (the "BHC Act").

                                    (B) The Trust has been duly created and is
         validly existing as a statutory trust in good standing under the Delaware Statutory Trust Act with the power and authority (trust and other) to own its property and conduct its business as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus), to issue and sell its common securities (the "Common Securities") to the Company pursuant to the Trust Agreement, to issue and sell the Designated Preferred Securities, to enter into and perform its obligations under this Agreement and to consummate the transactions herein contemplated; the Trust has no subsidiaries and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or the ownership of its property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have, either individually or in the aggregate, a material adverse effect on the Trust; the Trust has conducted and will conduct no business other than the transactions contemplated by this Agreement and described in the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus); the Trust is not a party to or bound by any agreement or instrument other than this Agreement, the Trust Agreement among the Administrative Trustees, the Company and U.S. Bank Trust National Association, dated September 10, 2002 (the "Original Trust Agreement") and the agreements and instruments contemplated by the Trust Agreement and described in the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus); the Trust has no liabilities or obligations other than those arising out of the transactions contemplated by this Agreement and the Trust Agreement and described in the Prospectus (or, if the Prospectus is not in existence, in the Preliminary

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         Prospectus); the Trust is not a party to or subject to any action, suit or proceeding of any nature; to the knowledge of the Offerors, the Trust is, and at the Closing Date or any Option Closing Date will be, classified as a grantor trust for United States federal income tax purposes; the Trust is not, and at the Closing Date or any Option Closing Date will not be, classified as an association taxable as a corporation for United States federal income tax purposes; and the Trust is, and as of the Closing Date or any Option Closing Date will be, treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

                           (vii) The Company currently has 34 direct and indirect subsidiaries, excluding the Trust, identified on Exhibit A attached hereto and incorporated herein (the "Subsidiaries"). Except for investments of Irwin Ventures, LLC or Irwin Ventures SBIC LLC as described in the Prospectus, the Company does not own or control, directly or indirectly, more than 5% of any class of equity security of any corporation, association or other entity other than the Subsidiaries. Each Subsidiary is a corporation, Delaware statutory trust, limited liability company, or bank duly organized or incorporated, as the case may be, validly existing and in good standing under the laws of its respective jurisdiction of organization; provided, however, that the foregoing representation and warranty as it relates only to the "good standing" of a Subsidiary does not apply to any Subsidiary which is incorporated in Indiana or any other jurisdiction that does not provide good standing certificates. Each such Subsidiary has full corporate and other power and authority to own, lease and operate its properties and to conduct its business as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus) and as currently being conducted. The deposit accounts of Irwin Union Bank and Trust are insured by the Bank Insurance Fund administered by the Federal Deposit Insurance Corporation up to the maximum amount provided by law and the deposit accounts of Irwin Union Bank, F.S.B. are insured by the Savings Association Insurance Fund under the provisions of the Federal Deposit Insurance Act up to the maximum amount provided by law; and no proceedings for the modification, termination or revocation of any such insurance are pending or, to the knowledge of the Offerors, threatened. Irwin Union Bank and Trust and Irwin Union Bank, F.S.B. are referred to herein as the "Banks."

                           (viii) The Company and each of the Subsidiaries is duly qualified to transact business as a foreign corporation, bank, limited liability company or Delaware statutory trust, as the case may be, and is in good standing in each other jurisdiction in which it owns or leases property or conducts its business so as to require such qualification and in which the failure to so qualify would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. All of the issued and outstanding shares of capital stock, equity securities or membership interests of the Subsidiaries (A) have been duly authorized and are validly issued, (B) are fully paid and nonassessable except to the extent such shares may be deemed assessable under 12 U.S.C. Section 55 or 12 U.S.C. Section 1831o, and (C), except as set forth on Exhibit A attached hereto and incorporated herein, are wholly owned, directly or indirectly, by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon voting or transfer, preemptive rights, claim or equity and except for the provisions of those certain shareholder agreements relating to Irwin Home Equity Corporation ("IHE") and Onset Capital Corporation ("OCC"). Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus) or issuable pursuant to compensatory plans or other programs disclosed in the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus), and except for the provisions of agreements relating to minority interests in any of the Company's Subsidiaries, which minority interests are reflected on Exhibit A hereto, there are no outstanding rights, warrants or options to

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         acquire or instruments convertible into or exchangeable for any capital stock or equity securities of the Company or the Subsidiaries.

                           (ix) The equity securities of the Trust conform in all material respects to the description thereof contained in the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus). The outstanding shares of capital stock and equity securities of each Offeror have been duly authorized and validly issued and are fully paid and nonassessable, and no such shares were issued in violation of the preemptive or similar rights of any security holder of an Offeror. No person has any preemptive or similar right to purchase any shares of capital stock or equity securities of the Offerors. Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus) or issuable pursuant to compensatory plans or other programs disclosed in the Prospectus and the Preliminary Prospectus, and except for the provisions of certain shareholder agreements relating to IHE and OCC, there are no outstanding rights, options or warrants to acquire any securities of the Offerors or the Subsidiaries, and there are no outstanding securities convertible into or exchangeable for any securities of the Offerors or the Subsidiaries and no restrictions upon the voting or transfer of any capital stock of the Company or equity securities of the Trust pursuant to the Company's articles of incorporation or bylaws, the Trust Agreement or any agreement or other instrument to which an Offeror is a party or by which an Offeror is bound, other than restricted stock award agreements with certain employees and directors. As of the date set forth therein, the Company had an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus) under the caption "Capitalization."

                           (x)

                                    (A) The Trust has all requisite trust power
         and authority to issue, sell and deliver the Designated Preferred Securities in accordance with and upon the terms and conditions set forth in this Agreement, the Trust Agreement, the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus). All corporate and trust action required to be taken by the Offerors for the authorization, issuance, sale and delivery of the Designated Preferred Securities in accordance with such terms and conditions has been validly and duly taken. The Designated Preferred Securities, when delivered and paid for in accordance with this Agreement, will be duly and validly issued and outstanding, will represent valid fully paid and nonassessable undivided beneficial interests in the assets of the Trust, will be entitled to the benefits of the Trust Agreement pertaining to holders of Preferred Securities, will not be issued in violation of or subject to any preemptive or similar rights, and will conform in all material respects to the description thereof in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus) and the Trust Agreement. None of the Designated Preferred Securities, immediately prior to delivery, will be subject to any security interest, lien, mortgage, pledge, encumbrance, restriction upon voting or transfer, preemptive rights, claim, equity or other defect.

                                    (B) The Company has all requisite power and
         authority to issue, sell and deliver the Debentures in accordance with, and upon the terms and conditions of, the Indenture. The Debentures have been duly and validly authorized, and, when duly and validly executed, authenticated and issued as provided in the Indenture and delivered to the Trust pursuant to the Trust Agreement, will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by and/or subject to bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity, will be in the form contemplated by, and entitled to the benefits pertaining to holders of Debentures under the Indenture, will conform in all material respects to the description thereof contained in the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus) and will be owned by the Trust free and clear of any security interest, mortgage, pledge, lien, encumbrance, restriction upon transfer, preemptive rights, claim, equity or other defect, except as contemplated by the Trust Agreement, the Indenture and the Guarantee.

                           (xi) The Offerors and the Subsidiaries have complied in all material respects with all foreign, federal, state and local statutes, regulations, ordinances and rules as now in effect and applicable to the ownership and operation of their properties or the conduct of their businesses as described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus) and as currently being conducted, except in each case for any such noncompliance which would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. Neither the Company nor any non-banking Subsidiary engages directly or indirectly in any activity not identified by the Board of Governors of the Federal Reserve System (the "FRB") as permissible for a bank holding company that is not a financial holding company under 12 C.F.R. part 225. Neither the Offerors nor any Subsidiary is subject to a cease-and-desist order, consent agreement, memorandum of understanding or other regulatory enforcement action, order or proceeding from the Commission, the Federal Deposit Insurance Corporation (the "FDIC"), the FRB, the Office of Thrift Supervision (the "OTS"), the Indiana Department of Financial Institutions (the "DFI") or other regulatory authority having jurisdiction over them (each, a "Regulator" and collectively, the "Regulators") to make any material changes in the method of conducting its business and no such cease-and-desist order, consent agreement, memorandum of understanding or other regulatory enforcement action, order or proceeding is pending or threatened by such Regulators. The Company has all necessary approvals from the Regulators to own the capital stock or equity securities of the Subsidiaries. The Offerors know of no material spill, discharge, leak, emission, ejection, escape, dumping or release of any kind onto the properties owned by the Company or any Subsidiary or into the environment surrounding those properties, of any toxic or hazardous substances as defined under any federal, state or local regulations, laws or statutes, except for those releases permissible under such regulations, laws or statutes or otherwise allowable under applicable permits and except for such releases which would not have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

                           (xii) The Offerors and the Subsidiaries have all material permits, easements, consents, licenses, franchises and other governmental and regulatory authorizations from all appropriate foreign, federal, state, local or other public authorities ("Permits") as are necessary to own and lease their properties and conduct their businesses in the manner described in and contemplated by the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus) and as currently being conducted in all material respects, except where the failure to obtain or possess any Permit would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. All such Permits are in full force and effect and each of the Offerors and the Subsidiaries are in all material respects complying therewith, and no event has occurred that allows, or after notice or lapse of time would allow, revocation or termination thereof or will result in any other material impairment of the rights of the holder of any such Permit, subject in each case to any such qualification as may be adequately disclosed in the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus) except where such revocation, termination or impairment would not, individually or in the aggregate, have a material adverse effect on the condition

         (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. Such Permits contain no restrictions that would materially impair the ability of the Company or the Subsidiaries to conduct their businesses in the manner consistent with their past practices. Neither the Offerors nor any of the Subsidiaries have received notice or otherwise have knowledge of any proceeding or action relating to the revocation or modification of any such Permit except where such revocation, termination or impairment would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, prospects, or results of operations of the Company and the Subsidiaries on a consolidated basis.

                           (xiii) Neither of the Offerors nor any of the Subsidiaries are in breach or violation of their corporate charter, by-laws or other governing documents (including without limitation, the Original Trust Agreement) in any material respect. Neither of the Offerors nor any of the Subsidiaries is, and to the knowledge of the Offerors no other party is, in violation, breach or default (with or without notice or lapse of time or both) in the performance or observance of any term, covenant, agreement, obligation, representation, warranty or condition contained in (A) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit or any other agreement or instrument to which it is a party or by which it or any of its properties may be bound, which such breach, violation or default would, individually or in the aggregate with other breaches, violations or defaults, have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis, and to the knowledge of the Offerors, no other party has asserted that the Offerors or any of the Subsidiaries is in such violation, breach or default (provided that the foregoing shall not apply to defaults by borrowers from the Banks), or
         (B) except as disclosed in the Prospectus (or if the Prospectus is not in existence, the Preliminary Prospectus), any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over any of the Offerors or the Subsidiaries or any of their respective properties, the breach, violation or default of which would, individually or in the aggregate with other breaches, violations or defaults, have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

                           (xiv) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement, the Trust Agreement, the Guarantee, the Indenture, the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus) (including, without limitation, the issuance and sale of the Designated Preferred Securities and the use of proceeds from the sale of the Designated Preferred Securities as described in the Prospectus under the caption "Use of Proceeds") do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Offerors or the Subsidiaries or the Designated Preferred Securities pursuant to, constitute a breach or violation of, or constitute a default under, with or without notice or lapse of time or both, any of the terms, provisions or conditions of (A) the charter or by-laws of the Company or the Subsidiaries, (B) any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license, Permit or any other agreement or instrument to which any of the Offerors or the Subsidiaries is a party or by which any of them or any of their respective properties may be bound, or (C) any order, decree, judgment, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, having jurisdiction over any of the Offerors or the Subsidiaries or any of their respective properties, which conflict, creation, imposition, breach, violation or default would have, either individually or in the aggregate, a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis. No authorization, approval, consent or order of or filing, registration or qualification with, any person (including, without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Trust Agreement, the Indenture, the Guarantee, the Expense Agreement, the Registration Statement and the Prospectus (or the Preliminary Prospectus), except such as have been obtained under the 1933 Act and the Trust Indenture Act and from the New York Stock Exchange relating to the listing of the Designated Preferred Securities, and such as may be required under state securities laws or Interpretations or Rules of the National Association of Securities Dealers, Inc. ("NASD") in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriters.

                           (xv) The Company has all requisite corporate power and authority and the Trust has all requisite trust power and authority to enter into this Agreement and this Agreement has been duly and validly authorized, executed and delivered by the Offerors and constitutes the legal, valid and binding agreement of the Offerors, enforceable against the Offerors in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws. The Company has all requisite corporate power and authority to enter into the Indenture, the Trust Agreement, the Guarantee and the Expense Agreement and each of the Indenture, the Trust Agreement, the Guarantee and the Expense Agreement has been duly and validly authorized by the Company, and, when duly and validly executed and delivered by the Company on the Closing Date, each of said agreements will constitute a valid and legally binding obligation of the Company and will be enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity and except as any indemnification or contribution provisions thereof may be limited under applicable securities laws.

                           (xvi) The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good title to all personal property owned by them and material to their business, in each case free and clear of all security interests, liens, mortgages, pledges, encumbrances, restrictions, claims, equities and other defects, except such as are referred to in the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus) or such as do not materially affect the value of such property in the aggregate and do not materially interfere with the use made or proposed to be made of such property; and all of the leases under which the Company or the Subsidiaries hold real or personal property are valid and existing leases, enforceable against the parties thereto, and in full force and effect with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real or personal property, and neither the Company nor any of the Subsidiaries is in default in any material respect of any of the terms or provisions of any leases except, in each case, where the failure to so possess or the existence of such default would not individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

                           (xvii) PricewaterhouseCoopers LLP, who have certified certain of the consolidated financial statements of the Company and the Subsidiaries including the notes thereto, included or incorporated by reference in the Registration Statement and Prospectus, are independent public accountants with respect to the Company and the Subsidiaries, as required by the 1933 Act and the 1933 Act Regulations.

                           (xviii) The consolidated financial statements including the notes thereto, incorporated by reference in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus) with respect to the Company and the Subsidiaries comply with all applicable requirements of the 1933 Act and the 1933 Act Regulations and present fairly the consolidated financial position of the Company and the Subsidiaries as of the dates indicated and the consolidated results of operations, cash flows and shareholders' equity of the Company and the Subsidiaries for the periods specified and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis. The selected consolidated financial data concerning the Company and the Subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus) comply with all applicable requirements of the 1933 Act and the 1933 Act Regulations, present fairly the information set forth therein and have been compiled on a basis consistent with that of the consolidated financial statements of the Company and the Subsidiaries in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus). The other financial, statistical and numerical information included in the Registration Statement and the Prospectus (or the Preliminary Prospectus) is accurate in all material respects, complies with all applicable requirements of the 1933 Act and the 1933 Act Regulations, presents fairly the information shown therein, and to the extent applicable has been compiled on a basis consistent with the consolidated financial statements of the Company and the Subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus).

                           (xix) Since the respective dates as of which information is given in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus), except as otherwise stated therein:

                                    (A) neither of the Offerors nor any of the
         Subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which is material, individually or in the aggregate, to the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis;

                                    (B) there has not been any material adverse
         change in, or any development which is reasonably likely to have a material adverse effect on, the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business;

                                    (C) neither of the Offerors nor any of the
         Subsidiaries has incurred any liabilities or obligations, direct or contingent, or entered into any material transactions, other than in the ordinary course of business, which are material, individually or in the aggregate, to the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis;

                                    (D) neither of the Offerors has declared or
         paid any dividend other than the Company's regular dividends on its common stock, and neither of the Offerors nor any of the Subsidiaries has become delinquent in the payment of principal or interest on any outstanding borrowings; and

                                    (E) there has not been any change in the
         capital stock, equity securities, long-term debt, obligations under capital leases or, other than in the ordinary course of business, short-term borrowings of the Offerors or the Subsidiaries.

                           (xx) Except as set forth in the Registration
         Statement and the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus), no charge, investigation, action, suit or proceeding is pending or, to the knowledge of the Offerors, threatened, against or affecting the Offerors or the Subsidiaries or any of their respective properties before or by any court or any regulatory, administrative or governmental official, commission, board, agency or other authority or body, or any arbitrator, wherein an unfavorable decision, ruling or finding could reasonably be expected to have a material adverse effect on the consummation of this Agreement or the transactions contemplated herein or the condition (financial or otherwise), business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus) and is not so disclosed.

                           (xxi) There are no contracts or other documents required to be filed as exhibits to the Registration Statement by the 1933 Act or the 1933 Act Regulations or the Trust Indenture Act (or any rules or regulations thereunder) which have not been filed as exhibits or incorporated by reference into the Registration Statement, or that are required to be summarized in the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus) that are not so summarized.

                           (xxii) Neither of the Offerors has taken, directly or indirectly, any action designed to result in or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Offerors to facilitate the sale or resale of the Designated Preferred Securities in violation of the Commission's rules and regulations, including, but not limited to, Regulation M, and neither of the Offerors is aware of any such action taken or to be taken by any affiliate of the Offerors.

                           (xxiii) The Offerors and the Subsidiaries own, or possess adequate rights to use, all patents, copyrights, trademarks, service marks, trade names and other rights necessary to conduct the businesses now conducted by them in all material respects or as described in the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus) and neither the Company nor the Subsidiaries have received any notice of infringement or conflict with asserted rights of others with respect to any patents, copyrights, trademarks, service marks, trade names or other rights which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis, and the Offerors do not know of any basis for any such infringement or conflict which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

                           (xxiv) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus), no labor dispute involving the Company or the Subsidiaries exists or, to the knowledge of the Offerors, is imminent which would, individually or in the aggregate with other disputes, have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus). Neither the Company nor any of the Subsidiaries has received notice of any existing or threatened labor dispute by the employees of any of its principal suppliers, customers or contractors which would, individually or in the aggregate with other disputes, have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

                           (xxv) The Offerors and the Subsidiaries have timely and properly prepared and filed all necessary federal, state, local and foreign tax returns which are required to be filed and have paid all taxes shown as due thereon and have paid all other taxes and assessments to the extent that the same shall have become due, except such as are being contested in good faith or where the failure to so timely and properly prepare and file would not, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. The Offerors have no knowledge of any tax deficiency which has been or might be assessed against the Offerors or the Subsidiaries which, if the subject of an unfavorable decision, ruling or finding, would, individually or in the aggregate, have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

                           (xxvi) Each of the material contracts, agreements and instruments referred to in the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the Preliminary Prospectus), and each contract, agreement and instrument filed as an exhibit to the Registration Statement is in full force and effect and is the legal, valid and binding agreement of the Company or the Subsidiaries, enforceable in accordance with its terms, except as the enforcement thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally, except where the cancellation, termination or unenforceability does not constitute a material change in the affairs of the Company and the Subsidiaries on a consolidated basis. Except as disclosed in the Prospectus (or such Preliminary Prospectus), to the knowledge of the Company, no other party to any such agreement is (with or without notice or lapse of time or both) in breach or default in any material respect thereunder, except where the default or breach does not constitute a material change in the affairs of the Company and the Subsidiaries on a consolidated basis.

                           (xxvii) No relationship, direct or indirect, exists between or among the Company or the Subsidiaries, on the one hand, and the directors, officers, trustees, shareholders, customers or suppliers of the Company or the Subsidiaries, on the other hand, which is required to be described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus) which is not adequately described therein.

                           (xxviii) No person has the right to request or require the Offerors or the Subsidiaries to register any securities for offering and sale under the 1933 Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Designated Preferred Securities except as adequately disclosed in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus).

                           (xxix) The Designated Preferred Securities have been approved for listing on the New York Stock Exchange subject to official notice of issuance.

                           (xxx) Except as described in the Prospectus (or, if the Prospectus is not in existence, in the Preliminary Prospectus), there are no contractual encumbrances or restrictions or material legal restrictions required to be described therein, on the ability of the Subsidiaries (A) to pay dividends or make any other distributions on its capital stock or to pay any indebtedness owed to the Company, (B) to make any loans or advances to, or investments in, the Company or (C) to transfer any of their property or assets to the Company.

                           (xxxi) Neither of the Offerors is an "investment company," an entity "controlled" by an "investment company" or an "investment adviser" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act") or the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act").

                           (xxxii) The Offerors have not distributed and will not distribute prior to the Closing Date or, if applicable, the Option Closing Date, any prospectus in connection with the Offering, other than the Preliminary Prospectus, the Prospectus, the Registration Statement and the other materials permitted by the 1933 Act and the 1933 Act Regulations and reviewed by or on behalf of the Representatives.

                           (xxxiii) No report or application filed by the Company or any of its Subsidiaries with the Commission, the FRB, the OTS, the FDIC, the DFI or any other Regulator, as of the date it was filed or amended, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading when made or failed to comply in all material respects with the applicable requirements of the Commission, the FRB, the OTS, the FDIC, the DFI or such other Regulator, as the case may be, except for statements or omissions that, individually or in the aggregate, would not have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

                           (xxxiv) The books, records and accounts and systems of internal accounting controls of the Company and its Subsidiaries comply in all material respects with the requirements of Section 13(b)(2) of the 1934 Act.

         3.       OFFERING BY THE UNDERWRITERS.

         After the Effective Date or, if the Registration Statement is already effective, after this Agreement becomes effective, the Underwriters propose to offer the Firm Preferred Securities for sale to the public upon the terms and conditions set forth in the Prospectus. The Underwriters may from time to time thereafter reduce the public offering price and change the other selling terms, provided the proceeds to the Trust shall not be reduced as a result of such reduction or change. Because the NASD is expected to view the Preferred Securities as interests in a direct participation program, the offering of the Preferred Securities is being made in compliance with the applicable provisions of Rule 2810 of the NASD's conduct rules.

         The Underwriters may reserve and sell such of the Designated Preferred Securities purchased by the Underwriters as the Underwriters may elect to dealers chosen by them (the "Selected Dealers") at the public offering price set forth in the Prospectus less the applicable Selected Dealers' concessions set forth therein, for re-offering by Selected Dealers to the public at the public offering price. The Underwriters may allow, and Selected Dealers may re-allow, a concession set forth in the Prospectus to certain other brokers and dealers.

         4.       CERTAIN COVENANTS OF THE OFFERORS.

         The Offerors jointly and severally covenant with the Underwriters as follows:

                  (a) The Offerors shall use their best efforts to cause the Registration Statement and any amendments thereto, if not effective at the time of execution of this Agreement, to become effective as promptly as possible. If the Registration Statement has become or becomes effective pursuant to Rule 430A and information has been omitted therefrom in reliance on Rule 430A, then, the Offerors will prepare and file in accordance with Rule 430A and Rule 424(b) copies of the Prospectus or, if required by Rule 430A, a post-effective amendment to the Registration Statement (including the Prospectus) containing all information so omitted and will provide evidence satisfactory to the Representatives of such timely filing.

                  (b) The Offerors shall notify you immediately, and confirm such notice in writing:

                           (i) when the Registration Statement, or any post-effective amendment to the Registration Statement, has become effective, or when the Prospectus or any supplement to the Prospectus or any amended Prospectus has been filed;

                           (ii) of the receipt of any comments or requests from the Commission;

                           (iii) of any request of the Commission to amend or supplement the Registration Statement, the Preliminary Prospectus or the Prospectus or for additional information; and

                           (iv) of the issuance by the Commission or any state or other regulatory body of any stop order or other order suspending the effectiveness of the Registration Statement, preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or suspending the qualification of any of the Designated Preferred Securities for offering or sale in any jurisdiction or the institution or threat of institution of any proceedings for any of such purposes. The Offerors shall use their best efforts to prevent the issuance of any such stop order or of any other such order and if any such order is issued, to cause such order to be withdrawn or lifted as soon as possible.

                  (c) The Offerors shall furnish to the Underwriters, from time to time without charge, as soon as available, as many copies as the Underwriters may reasonably request of (i) the registration statement as originally filed and of all amendments thereto, in executed form, including exhibits, whether filed before or after the Registration Statement becomes effective, (ii) all exhibits and documents incorporated therein or filed therewith, (iii) all consents and certificates of experts in executed form, (iv) the Preliminary Prospectus and all amendments and supplements thereto, and (v) the Prospectus, and all amendments and supplements thereto.

                  (d) During the time when a prospectus is required to be delivered under the 1933 Act, the Offerors shall comply with the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Designated Preferred Securities as contemplated herein and in the Trust Agreement and the Prospectus. The Offerors shall not file any amendment to the registration statement as originally filed or to the Registration Statement and shall not file any amendment thereto or make any amendment or supplement to the Preliminary Prospectus or to the Prospectus of which you shall not previously have been advised in writing and provided a copy a reasonable time prior to the proposed filings thereof or to which you or counsel for the Underwriters shall reasonably object. If it is necessary, in the Company's reasonable opinion or in the reasonable opinion of the Company's counsel, to amend or supplement the Registration Statement or the Prospectus in connection with the distribution of the Designated Preferred Securities, the Offerors shall forthwith at their cost and expense amend or supplement the Registration Statement or the Prospectus, as the case may be, by preparing and filing with the Commission (provided the Underwriters or counsel for the Underwriters does not reasonably object), and furnishing to you such number of copies as you may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Registration Statement or the Prospectus, as the case may be (in form and substance reasonably satisfactory to you and counsel for the Underwriters). If any event shall occur as a result of which it is necessary to amend or supplement the Prospectus to correct an untrue statement of a material fact or to include a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if for any reason it is necessary at any time to amend or supplement the Prospectus to comply with the 1933 Act and the 1933 Act Regulations, the Offerors shall, subject to the second sentence of this subsection (d), forthwith at their cost and expense amend or supplement the Prospectus by preparing and filing with the Commission, and furnishing to you, such number of copies as you may reasonably request of an amendment or amendments of, or a supplement or supplements to, the Prospectus (in form and substance satisfactory to you and counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (e) The Offerors shall cooperate with you and counsel for the Underwriters in order to qualify the Designated Preferred Securities for offering and sale under the securities or blue sky laws of such jurisdictions as you may reasonably request and shall continue such qualifications in effect so long as may be advisable for distribution of the Designated Preferred Securities; provided, however, that the Offerors shall not be required to qualify to do business as a foreign corporation or file a general consent to service of process in any jurisdiction in connection with the foregoing. The Offerors shall file such statements and reports as may be required by the laws of each jurisdiction in which the Designated Preferred Securities have been qualified as above. The Offerors will notify you immediately of, and confirm in writing, the suspension of qualification of the Designated Preferred Securities or threat thereof in any jurisdiction.

                  (f) The Offerors shall file the DTC Letter of Representations and any other documents required to be filed by the Offerors in connection therewith in order to permit the Preferred Securities to be eligible for clearance and settlement through the facilities of DTC.

                  (g) The Offerors shall make generally available to their security holders in the manner contemplated by Rule 158 of the 1933 Act Regulations and furnish to you as soon as practicable, but in any event not later than 16 months after the Effective Date, a consolidated earnings statement of the Offerors in reasonable detail, covering a period of at least 12 consecutive months beginning after the Effective Date, conforming with the requirements of Section 11(a) of the 1933 Act and Rule 158.

                  (h) The Offerors shall use the net proceeds from the sale of the Designated Preferred Securities to be sold by the Trust hereunder in the manner specified in the Prospectus under the caption "Use of Proceeds."

                  (i) For five years from the Effective Date, the Offerors shall furnish to the Representatives copies of all reports and communications (financial or otherwise) furnished by the Offerors to the holders of the Designated Preferred Securities as a class, copies of all reports and financial statements filed with or furnished to the Commission (other than portions for which confidential treatment has been obtained from the Commission) or with any national securities exchange or the New York Stock Exchange or other self-regulatory organization and such other documents, reports and information concerning the business and financial conditions of the Offerors as the Representatives may reasonably request, other than such documents, reports and information for which the Offerors has the legal obligation not to reveal to the Representatives.

                  (j) For a period of 30 days from the Effective Date, the Offerors shall not, without Stifel, Nicolaus & Company, Incorporated's prior written consent, directly or indirectly, offer for sale, sell or agree to sell or otherwise dispose of any Designated Preferred Securities, any other beneficial interests in the assets of the Trust or any securities of the Trust or the Company or any other financing subsidiary organized by the Company that are substantially similar to the Designated Preferred Securities (other than the Common Securities of the Trust to be issued to the Company), including any guarantee of such beneficial interests or substantially similar securities, or securities convertible into or exchangeable for or that represent the right to receive any such beneficial interest or substantially similar securities, except for the registration of the Designated Preferred Securities and the sales to the Underwriters pursuant to this Agreement.

                  (k) The Offerors shall use their best efforts to cause the Designated Preferred Securities to become listed on the New York Stock Exchange and to remain so listed for at least five years from the Effective Date or for such shorter period as may be specified in a written consent of the Representatives, provided this shall not prevent the Company from redeeming the Designated Preferred Securities pursuant to the terms of the Trust Agreement. If the Designated Preferred Securities are exchanged for Debentures, the Company shall use its best efforts to have the Debentures promptly listed on the New York Stock Exchange or other organization on which the Designated Preferred Securities are then listed, and to have the Debentures promptly registered under the 1934 Act.

                  (l) The Offerors will provide you with copies of any correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Designated Preferred Securities under the 1933 Act.

                  (m) Subsequent to the date of this Agreement and through the date which is the later of (i) the day following the date on which the Underwriters' option to purchase the Option Preferred Securities shall expire or
(ii) the day following the Option Closing Date with respect to any Option Preferred Securities that the Underwriters shall elect to purchase, except as described in or contemplated by the Prospectus, neither the Offerors nor any of the Subsidiaries shall take any action (or refrain from taking any action) which will result in the Offerors or the Subsidiaries incurring any material liability or obligation, direct or contingent, or enter into any material transaction, except in the ordinary course of business, or take or refrain from taking any action which will cause or result in any material adverse change in the financial position, capital stock, or any material increase in long-term debt, obligations under capital leases or short-term borrowings of the Offerors and the Subsidiaries on a consolidated basis.

                  (n) Except as described in the Prospectus, the Offerors shall not, for a period of 180 days after the date hereof, without the prior written consent of the Representatives, purchase, redeem or call for redemption, or prepay or give notice of prepayment (or announce any redemption or call for redemption, or any repayment or notice of prepayment) of the Offerors' securities, except for any purchases of shares of the Company's common stock pursuant to a publicly announced stock buy back program.

                  (o) The Offerors shall not take, directly or indirectly, any action designed to result in or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Offerors in connection with the sale or resale of the Designated Preferred Securities in violation of the Commission's rules and regulations, including, but not limited to, Regulation M, and the Offerors are not aware of any such action taken or to be taken by any affiliate of the Offerors.

                  (p) Prior to the Closing Date (and, if applicable, the Option Closing Date), the Offerors will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Offerors, the Subsidiaries or the offering of the Designated Preferred Securities which you shall not previously have been provided a copy a reasonable time prior to the release thereof or provided reasonable notice thereof and you shall not have reasonably objected thereto, except for press releases by the Subsidiaries made in the ordinary course of business consistent with past practices that do not include information material to an investor in the Designated Preferred Securities.

                  (q) The Offerors shall use best efforts to comply with all applicable registration, filing and reporting requirements of the 1934 Act for so long as the Preferred Securities or the Debentures shall remain outstanding.

         5.       PAYMENT OF EXPENSES.

         Whether or not this Agreement is terminated or the sale of the Designated Preferred Securities to the Underwriters is consummated, the Company covenants and agrees that it will pay or cause to be paid (directly or by reimbursement) all costs and expenses incident to the performance of the obligations of the Offerors under this Agreement, including:

                  (a) the preparation, printing, filing, delivery and shipping of the initial registration statement, the Preliminary Prospectus, the Registration Statement and the Prospectus and any amendments or supplements thereto, and the printing, delivery and shipping of this Agreement and any other underwriting documents (including, without limitation, selected dealers agreements);

                  (b) all fees, expenses and disbursements of the Offerors' counsel and accountants;

                  (c) all fees and expenses incurred in connection with the qualification of the Designated Preferred Securities, Debentures and the Guarantee under the securities or blue sky laws of such jurisdictions as you may request, including all filing fees and fees and disbursements of counsel for the Underwriters in connection therewith, if any, but not to exceed $3,000;

                  (d) all fees and expenses incurred in connection with filings made with the NASD and DTC;

                  (e) any applicable fees and other expenses incurred in connection with the listing of the Designated Preferred Securities and, if applicable, the Guarantee and the Debentures on the New York Stock Exchange;

                  (f) the cost of furnishing to you copies of the initial registration statements, the Preliminary Prospectus, the Registration Statement and the Prospectus and all amendments or supplements thereto;

                  (g) the costs and charges of any transfer agent or registrar and the fees and disbursements of counsel for any transfer agent or registrar;

                  (h) all expenses incident to the preparation, execution and delivery of the Trust Agreement, the Indenture, the Guarantee and the Expense Agreement; and

                  (i) all other costs and expenses incident to the performance of the obligations of the Company hereunder, under the Trust Agreement and under the Indenture that are not otherwise specifically provided for in this Section 5.

         If the sale of Designated Preferred Securities contemplated by this Agreement is not completed due to termination pursuant to the terms hereof (other than pursuant to Section 9 hereof), the Company will pay you your accountable out-of-pocket expenses in connection herewith or in contemplation of the performance of your obligations hereunder, including without limitation travel expenses, reasonable fees, expenses and disbursements of counsel or other out-of-pocket expenses incurred by you in connection with any discussion of the Offering or the contents of the Registration Statement, any investigation of the Offerors and the Subsidiaries, or any preparation for the marketing, purchase, sale or delivery of the Designated Preferred Securities, in each case following presentation of reasonably detailed invoices therefor.

         If the sale of Designated Preferred Securities contemplated by this Agreement is completed, the Company shall not be responsible for payment of fees or disbursements of counsel for the Underwriters other than in accordance with paragraph (c) above, or for the reimbursement of any expenses of the Underwriters.

         6.       CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS.

         The obligations of the Underwriters to purchase and pay for the Firm Preferred Securities and, following exercise of the option granted by the Offerors in Section 1 of this Agreement, the Option Preferred Securities, are subject, in your sole discretion, to the accuracy of and compliance with the representations and warranties and compliance with the agreements of the Offerors herein as of the date hereof and as of the Closing Date (or in the case of the Option Preferred Securities, if any, as of the Option Closing Date), to the accuracy of the written statements of the Offerors made pursuant to the provisions hereof, to the performance by the Offerors of their covenants and obligations hereunder and to the following additional conditions:

                  (a) If the Registration Statement or any amendment thereto filed prior to the Closing Date has not been declared effective prior to the time of execution hereof, the Registration Statement shall become effective not later than 10:00 a.m., St. Louis time, on the first business day following the time of execution of this Agreement, or at such later time and date as you may agree to in writing. If required, the Prospectus and any amendment or supplement thereto shall have been timely filed in accordance with Rule 424(b) and Rule 430A under the 1933 Act and Section 4(a) hereof. No stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto shall have been issued under the 1933 Act or any applicable state securities laws and no proceedings for that purpose shall have been instituted or shall be pending, or, to the knowledge of the Offerors or the Representatives, shall be contemplated by the Commission or any state authority. Any request on the part of the Commission or any state authority for additional information (to be included in the Registration Statement or Prospectus or otherwise) shall have been disclosed to you and complied with to your satisfaction and to the satisfaction of counsel for the Underwriters.

                  (b) No Underwriter shall have advised the Company at or before the Closing Date (and, if applicable, the Option Closing Date) that the Registration Statement or any post-effective amendment thereto, or the Prospectus or any amendment or supplement thereto, contains an untrue statement of a fact which, in your opinion, is material or omits to state a fact which, in your opinion, is material and is required to be stated therein or is necessary to make statements therein (in the case of the Prospectus or any amendment or supplement thereto, in light of the circumstances under which they were made) not misleading.

                  (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Trust Agreement, the Indenture, the Debentures and the Designated Preferred Securities, and the authorization and form of the Registration Statement and the

Prospectus, other than financial statements and other financial data, and all other legal matters relating to this Agreement and the transactions contemplated hereby or by the Trust Agreement or the Indenture shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Offerors and the Subsidiaries shall have furnished to such counsel all documents and information relating thereto that they may reasonably request to enable them to pass upon such matters.

                  (d) Vedder, Price, Kaufman & Kammholz, special counsel for the Offerors, shall have furnished to you their signed opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                           (i) The Company has been duly organized and is existing under the laws of the State of Indiana, and is duly registered as a bank holding company under the BHC Act.

                           (ii) The Debentures and Guarantee of the Company and the preferred and common securities of the Trust conform to the description thereof contained in the Prospectus in all material respects. To the best of such counsel's knowledge, the authorized, issued and outstanding capital stock of the Company as of June 30, 2002, is as set forth under the caption "Capitalization" in the Prospectus. To the best of such counsel's knowledge, there are no outstanding rights, options or warrants to purchase, and no commitments, plans or arrangements to issue, any equity securities of the Trust, except (1) as described in the Prospectus, and (2) the registration of the Designated Preferred Securities and the sales to the Underwriters pursuant to this Agreement.

                           (iii) The issuance, sale and delivery of the Designated Preferred Securities and Debentures in accordance with the terms and conditions of this Agreement and the Indenture have been duly authorized by all necessary actions of the Offerors. The Designated Preferred Securities conform to the description thereof in the Registration Statement, the Prospectus and the Trust Agreement. The Designated Preferred Securities have been approved for listing on the New York Stock Exchange subject to official notice of issuance. There are no preemptive or other rights to subscribe for or to purchase, and other than as disclosed in the Prospectus, no restrictions upon the voting or transfer of, any equity securities of the Trust pursuant to the Trust Agreement, or, to the best of such counsel's knowledge, there is no agreement or other instrument to which the Trust is a party or by which the Trust is bound.

                           (iv) The Offerors have all requisite corporate and trust power to enter into and perform their respective obligations under this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Offerors and constitutes the legal, valid and binding obligations of the Offerors enforceable in accordance with its terms, except as the enforcement hereof or thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally, and except as the indemnification and contribution provisions hereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach.

                           (v) Each of the Indenture, the Trust Agreement and the Guarantee has been duly qualified under the Trust Indenture Act, has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

                           (vi) The Debentures have been duly authorized, executed, and delivered by the Company and, when authenticated by the Indenture Trustee, will be legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity. The holders of the Debentures are entitled to the benefits of the Indenture pertaining to holders of Debentures.

                           (vii) The Expense Agreement has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

                           (viii) To the best of such counsel's knowledge, neither of the Offerors is in breach or violation of, or default under, with or without notice or lapse of time or both, its corporate charter, by-laws or governing document (including without limitation, the Trust Agreement), except for such violation breach or default which will not have a material adverse effect on the Offerors taken as a whole. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement and the Trust Agreement or the other agreements contemplated hereby or thereby do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Offerors or the Subsidiaries or the Designated Preferred Securities pursuant to, or constitute a material breach or violation of, or constitute a material default under, with or without notice or lapse of time or both, (A) any of the terms, provisions or conditions of the charter, by-laws or governing document (including without limitation, the Trust Agreement) of the Offerors, or to the best of such counsel's knowledge any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any other agreement or instrument to which either Offeror or the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or (B) any order, decree, judgment, franchise, license, Permit, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, known to such counsel having jurisdiction over the Offerors or the Subsidiaries or any of their respective properties which, in each case, is material to the Offerors and the Subsidiaries on a consolidated basis.

                           (ix) No authorization, approval, consent or order of or filing, registration or qualification with, any person (including without limitation, any court, governmental body or authority) is required in connection with the transactions contemplated by this Agreement, the Trust Agreement, the Indenture, the Registration Statement and the Prospectus, except such as have been made or obtained under the 1933 Act, the Trust Indenture Act and the New York Stock Exchange with respect to listing matters, and except such as may be required under state securities laws or Interpretations or Rules of the NASD in connection with the purchase and distribution of the Designated Preferred Securities by the Underwriters.

                           (x) Each of the Registration Statement, the
         Prospectus and any amendments or supplements thereto (other than the exhibits, financial statements or other financial data included therein or omitted therefrom and Underwriters' Information, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations as of their respective dates of effectiveness or issuance. The Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current

         Reports on Form 8-K incorporated by reference in the Registration Statement and the Prospectus (other than the exhibits, financial statements or other financial data included therein or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations as of their respective dates of effectiveness or filing.

                           (xi) To the best of such counsel's knowledge, there are no contracts, agreements, leases or other documents of a character required to be described in the Registration Statement, or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed.

                           (xii) The statements under the captions "Risk Factors" - Risks Relating to an Investment in Us - Our business may be affected by the highly regulated environment in which we operate," in the first sentence of the third paragraph thereof, "Risk Factors - Risks Relating to an Investment in the Preferred Securities - Our ability to make interest payments on the debentures to the trust may be restricted if we do not receive dividends from our subsidiaries" in the fifth and sixth sentences of the second paragraph and the first sentence of the third paragraph thereof, "Description of the Trust," "Description of the Preferred Securities," "Description of the Debentures," "Description of the Guarantee," "Relationship Among the Preferred Securities, the Debentures and the Guarantee," "Federal Income Tax Consequences," and "ERISA Considerations" in the Prospectus, and the statements under the caption "Supervision and Regulation" in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, incorporated by reference into the Prospectus, insofar as such statements constitute a description of legal and regulatory matters, documents or instruments referred to therein, are accurate descriptions of or references to the matters purported to be summarized or referred to therein in all material respects and fairly present the information called for with respect to such legal matters, documents and instruments, other than financial and statistical data as to which such counsel expresses no opinion or belief.

                           (xiii) Such counsel has been advised by the staff of the Commission that the Registration Statement has become effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 424(b) has been made within the time period required by Rule 424(b); to the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for a stop order are pending or threatened by the Commission.

                           (xiv) Except as disclosed in the Prospectus, to the best of such counsel's knowledge, there are no contractual encumbrances or restrictions or material legal restrictions required to be disclosed on the ability of the Subsidiaries (A) to pay dividends or make any other distributions on their capital stock or to pay indebtedness owed to the Offerors, (B) to make any loans or advances to, or investments in, the Offerors or (C) to transfer any of their property or assets to the Offerors.

                           (xv) Neither the Company nor the Trust is and, after giving effect to the offering and sale of the Designated Preferred Securities and the application of the proceeds thereof as described in the Prospectus, neither the Company nor the Trust will be, an "investment company," or an entity "controlled" by an "investment company" as defined in the Investment Company Act.

         In giving the above opinion, such counsel may state that, insofar as such opinion involves factual matters, they have relied upon certificates of officers of the Offerors including, without limitation, certificates as to the identity of any and all material contracts, indentures, mortgages, deeds of trust, loans or credit agreements, notes, leases, franchises, licenses or other agreements or instruments, and all material permits, easements, consents, licenses, franchises and government regulatory authorizations, for purposes of paragraph (viii) hereof, and certificates of public officials. In addition, it is contemplated that such counsel shall rely on the opinion of Ellen Z. Mufson, Vice President - Legal of the Company, as to matters of Indiana law. In giving such opinion, such counsel may rely upon the opinion of Richards, Layton & Finger, special Delaware counsel to the Offerors as to certain matters relating to the Trust and the Designated Preferred Securities which are governed by Delaware law.

         Such counsel shall also confirm that, in connection with the preparation of the Registration Statement and Prospectus, such counsel has participated in conferences with officers and representatives of the Offerors and with their independent public accountants and with you and your counsel, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed in detail the contents of the Registration Statement, the Prospectus and the documents incorporated therein by reference and such counsel has no reason to believe (A) that the Registration Statement or any amendment thereto and the documents incorporated therein by reference (except for the financial statements and related schedules and statistical data included therein or omitted therefrom or Underwriters' Information, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectus or any amendment or supplement thereto and the documents incorporated therein by reference (except for the financial statements and related schedules and statistical data included therein or omitted therefrom or Underwriters' Information, as to which such counsel need express no opinion), at the time the Registration Statement became effective (or, if the term "Prospectus" refers to the prospectus first filed pursuant to Rule 424(b) of the 1933 Act Regulations, at the time the Prospectus was issued), at the time any such amended or supplemented Prospectus was issued, at the Closing Date and, if applicable, the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (C) that there is any amendment to the Registration Statement required to be filed that has not already been filed.

                  (e) Ellen Z. Mufson, Vice President-Legal of the Company, shall have furnished to you her signed opinion, dated the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                           (i) To the best of such counsel's knowledge, other than the Trust, the entities listed on Exhibit A are the only subsidiaries, direct or indirect, of the Company. Each of the Subsidiaries is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, as the case may be (other than Subsidiaries incorporated in Indiana for which no opinion as to good standing shall be required). Each of the Company and the Subsidiaries has full corporate, trust or limited liability company power, as applicable, under its organizational documents and authority to own or lease its properties and to conduct its business as such business is described in the Prospectus and is currently conducted in all material respects. Each of the Company and the Subsidiaries is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required (other than Subsidiaries so qualified in Indiana, for which no opinion as to good standing shall be required), whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result, individually or in the aggregate, in a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis. All outstanding shares of capital stock of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable except to the extent such shares may be deemed assessable under 12 U.S.C. Section 1831 and, to the best of such counsel's knowledge, except as disclosed in the Prospectus or as reflected on Exhibit A to this Agreement, there are no outstanding rights, options or warrants to purchase any such shares or securities convertible into or exchangeable for any such shares other than pursuant to the terms of certain shareholder agreements relating to IHE and OCC. . To the best of such counsel's knowledge, except with respect to shares not owned directly or indirectly by the Company as set forth on Exhibit A to this Agreement, all outstanding shares of capital stock of the Subsidiaries are owned, directly or indirectly, by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, and none of the outstanding shares of capital stock of any Subsidiary was issued in violation of the preemptive or similar rights of any securityholder of such subsidiary.

                           (ii) The outstanding shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and nonassesable and none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. To the best of such counsel's knowledge, there are no outstanding rights, options or warrants to purchase, no other outstanding securities convertible into or exchangeable for, and no commitments, plans or arrangements to issue, any shares of capital stock of the Company, except (1) as described in the Prospectus, (2) the registration of the Designated Preferred Securities and the sales to the Underwriters pursuant to this Agreement, (3) issuances of common stock upon the exercise of outstanding options, warrants and debentures or upon the conversion of shares of preferred stock and convertible trust preferred securities outstanding as of the date hereof, (4) grants of options or other rights to purchase common stock and issuances of shares of common stock under employee benefit plans and other compensatory programs in existence on the date hereof and registrations thereof on Form S-8, and
         (5) issuances of common stock pursuant to restricted stock awards made in connection with the recruitment of market presidents to implement the Company's banking expansion plans.

                           (iii) The issuance, sale and delivery of the Designated Preferred Securities and Debentures in accordance with the terms and conditions of this Agreement and the Indenture have been duly authorized by all necessary actions of the Offerors. There are no preemptive or other rights to subscribe for or to purchase, and other than as disclosed in the Prospectus, no restrictions upon the voting or transfer of, any equity securities of the Company or the Subsidiaries pursuant to the corporate charter, by-laws or other governing documents of the Company or the Subsidiaries, or, to the best of such counsel's knowledge, any agreement or other instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound.

                           (iv) The Company has all requisite corporate power to enter into and perform its obligations under this Agreement, and this Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes the legal, valid and binding obligations of the Company enforceable in accordance with its terms, except as the enforcement hereof or thereof may be limited by general principles of equity and by bankruptcy or other laws relating to or affecting creditors' rights generally, and except as the indemnification and contribution provisions hereof may be limited under applicable laws and certain remedies may not be available in the case of a non-material breach.

                           (v) Each of the Indenture, the Trust Agreement and the Guarantee has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

                           (vi) The Debentures have been duly authorized, executed, and delivered by the Company and, when authenticated by the Indenture Trustee, will be legal, valid and binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

                           (vii) The Expense Agreement has been duly authorized, executed and delivered by the Company, and is a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other laws affecting the rights and remedies of creditors generally and of general principles of equity.

                           (viii) To the best of such counsel's knowledge, neither of the Company nor any of the Subsidiaries is in breach or violation of, or default under, with or without notice or lapse of time or both, (A) its corporate charter, by-laws or governing document, or
         (B) any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any other agreement or instrument to which either the Company or any Subsidiary is a party or by which any of them or any of their respective properties may be bound, except for such violation, breach or default which will not have a material adverse effect on the Company and the Subsidiaries taken as a whole. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement and the Trust Agreement or the other agreements contemplated hereby or thereby, do not and will not conflict with, result in the creation or imposition of any material lien, claim, charge, encumbrance or restriction upon any property or assets of the Offerors or the Subsidiaries or the Designated Preferred Securities pursuant to, or constitute a material breach or violation of, or constitute a material default under, with or without notice or lapse of time or both, (A) any of the terms, provisions or conditions of the charter, by-laws or governing document (including without limitation, the Trust Agreement) of the Offerors or IHE, Irwin Commercial Finance Corporation, Irwin Business Finance Corporation, Irwin Franchise Capital Corporation or OCC, or to the best of such counsel's knowledge any material contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease, franchise, license or any other agreement or instrument to which either Offeror or the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or (B) any order, decree, judgment, franchise, license, Permit, rule or regulation of any court, arbitrator, government, or governmental agency or instrumentality, domestic or foreign, known to such counsel having jurisdiction over the Offerors or the Subsidiaries or any of their respective properties which, in each case, is material to the Offerors and the Subsidiaries on a consolidated basis.

                           (ix) To the best of such counsel's knowledge, holders of securities of the Offerors do not have any right that, if exercised, would require the Offerors to cause such securities to be included in the Registration Statement or have waived such right. To the best of such counsel's knowledge, neither the Company nor any of the Subsidiaries is a party to any agreement or other instrument which grants rights for or relating to the registration of any securities of the Offerors.

                           (x) Except as set forth in the Registration Statement and the Prospectus, to the best of such counsel's knowledge, (A) no action, suit or proceeding at law or in equity is pending or threatened in writing to which the Company or the Subsidiaries is or is threatened to be made a party, and (B) no action, suit or proceeding is pending or threatened in writing against or affecting the Offerors or the Subsidiaries or any of their properties, before or by any court or governmental official, commission, board or other administrative agency, authority or body, or any arbitrator, wherein it could reasonably be expected that an unfavorable decision, ruling or finding would reasonably be expected to have a material adverse effect on the consummation of this Agreement or the issuance and sale of the Designated Preferred Securities as contemplated herein or the condition (financial or otherwise), business, or results of operations of the Offerors and the Subsidiaries on a consolidated basis or which is required to be disclosed in the Registration Statement or the Prospectus and is not so disclosed.

                           (xi) The Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K incorporated by reference in the Registration Statement and the Prospectus (other than the exhibits, financial statements or other financial data included therein or omitted therefrom, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations as of their respective dates of effectiveness or filing.

                           (xii) To the best of such counsel's knowledge, there are no contracts, agreements, leases or other documents of a character required to be described in the Registration Statement, or the Prospectus or to be filed as exhibits to the Registration Statement that are not so described or filed.

                           (xiii) The statements under the captions "Supervision and Regulation," "Recent Developments--Impact of Recent Change to Regulatory Capital Rules," in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, incorporated by reference into the Prospectus, insofar as such statements constitute a description of legal and regulatory matters, documents or instruments referred to therein, are accurate descriptions of the matters purported to be summarized therein in all material respects and fairly present the information called for with respect to such legal matters, documents and instruments, other than financial data as to which such counsel expresses no opinion or belief. The statements under the captions "Risk Factors--Risks Related to an Investment in Us--We are the defendant in a class action lawsuit called Culpepper v. Inland Mortgage Corporation***" in the Prospectus, "Legal Proceedings" in the Company's Annual Report on Form 10-K for the year ended December 31, 2001, incorporated by reference into the Prospectus, "Note 7--Contingencies," in the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2002, "Note 8--Contingencies," and "Part II--Other Information--Item 1. Legal Proceedings," in the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, insofar as such statements constitute a description of legal proceedings referred to therein, are accurate descriptions of the litigation matters purported to be summarized therein in all material respects and fairly present the information called for with respect to such legal proceedings as of the respective date of the filing of such document with the Commission.

                           (xiv) Except as disclosed in the Prospectus, to the best of such counsel's knowledge, there are no contractual encumbrances or restrictions or material legal restrictions required to be disclosed on the ability of the Subsidiaries (A) to pay dividends or make any other distributions on their capital stock or to pay indebtedness owed to the Offerors, (B) to make any loans or advances to, or investments in, the Offerors or (C) to transfer any of their property or assets to the Offerors.

                           (xv) To the best of such counsel's knowledge, (A) the business and operations of the Company and the Subsidiaries comply in all material respects with all statutes, ordinances, laws, rules and regulations applicable thereto and which are material to the Company and the Subsidiaries on a consolidated basis, except in those instances where non-compliance would not materially impair the ability of the Company and the Subsidiaries to conduct their business and would not result in a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis; and (B) the Company and the Subsidiaries possess and are operating in all material respects in compliance with the terms, provisions and conditions of all Permits, consents, licenses, franchises and governmental and regulatory authorizations ("Authorizations") required to conduct their businesses as described in the Prospectus and which are material to the Company and the Subsidiaries on a consolidated basis, except in those instances where the loss thereof or non-compliance therewith would not have a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis; to the best of such counsel's knowledge, all such Authorizations are valid and in full force and effect, and, to the best of such counsel's knowledge, no action, suit or proceeding is pending or threatened with respect to, or which is reasonably likely to lead to the revocation, termination, suspension or non-renewal of any such Authorization, except in those instances where the loss thereof or non-compliance therewith would not materially impair the ability of the Company or the Subsidiaries to conduct their businesses and would not result in a material adverse effect on the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis.

         In giving the above opinion, such counsel may state that, insofar as such opinion involves factual matters, she has relied upon certificates of officers of the Offerors including, without limitation, certificates as to the identity of any and all material contracts, indentures, mortgages, deeds of trust, loans or credit agreements, notes, leases, franchises, licenses or other agreements or instruments, and all material permits, easements, consents, licenses, franchises and government regulatory authorizations, for purposes of paragraph (viii) hereof, and certificates of public officials. In giving such opinion, such counsel may rely upon the opinion of Richards, Layton & Finger, special Delaware counsel to the Offerors as to certain matters relating to the Trust and the Designated Preferred Securities which are governed by Delaware law.

         Such counsel shall state that she is a member in good standing of the bar of the State of Indiana, have been a member of such bar since 1987 and have been continuously practicing law since that date. She has been employed as Vice President - Legal of the Company since 1997 and, in such capacity, she periodically opines on legal matters on behalf of the Company that are similar in scope and substance to the opinions rendered above.

         Such counsel shall also confirm that, in connection with the preparation of the Registration Statement and Prospectus, such counsel has participated in conferences with officers and representatives of the Offerors and with their independent public accountants and with you and your counsel, at which conferences such counsel made inquiries of such officers, representatives and accountants and discussed in detail the contents of the Registration Statement, the Prospectus and the documents incorporated therein by reference and such counsel has no reason to believe (A) that the Registration Statement or any amendment thereto and the documents incorporated therein by reference (except for the financial statements and related schedules and statistical data included therein or omitted therefrom or Underwriters' Information, as to which such counsel need express no opinion), at the time the Registration Statement or any such amendment became effective, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) that the Prospectus or any amendment or supplement thereto and the documents incorporated therein by reference (except for the financial statements and related schedules and statistical data included therein or omitted therefrom or Underwriters' Information, as to which such counsel need express no opinion), at the time the Registration Statement became effective (or, if the term "Prospectus" refers to the prospectus first filed pursuant to Rule 424(b) of the 1933 Act Regulations, at the time the Prospectus was issued), at the time any such amended or supplemented Prospectus was issued, at the Closing Date and, if applicable, the Option Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading or (C) that there is any amendment to the Registration Statement required to be filed that has not already been filed.

                  (f) Richards, Layton & Finger, special Delaware counsel to the Offerors, shall have furnished to you their signed opinion, dated as of Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to such counsel, to the effect that:

                           (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Statutory Trust Act and, under the Trust Agreement and the Delaware Statutory Trust Act, has the trust power and authority to conduct its business as described in the Prospectus.

                           (ii) The Trust has all requisite trust power to enter into and perform its obligations under this Agreement. The Trust Agreement is a legal, valid and binding agreement of the Company, as sponsor, and the Trustees, and is enforceable against the Company, as sponsor, and the Trustees, in accordance with its terms.

                           (iii) Under the Trust Agreement and the Delaware Statutory Trust Act, this Agreement and its execution and delivery by the Trust, and the performance by the Trust of its obligations thereunder, have been authorized by all requisite trust action on the part of the Trust.

                           (iv) The issuance, sale and delivery of the Designated Preferred Securities in accordance with the Trust Agreement have been duly authorized by all necessary action of the Trust. The Designated Preferred Securities have been duly and validly authorized by the Trust Agreement, and when issued and sold in accordance with the Trust Agreement, the Designated Preferred Securities will be, subject to the qualifications set forth in paragraph (v) below, fully paid and nonassessable beneficial interest in the assets of the Trust and entitled to the benefits of the Trust Agreement. The form of certificate to evidence the Designated Preferred Securities has been approved by the Trust and is in due and proper form and complies with all applicable requirements of the Delaware Statutory Trust Act.

                           (v) Holders of Designated Preferred Securities, as beneficial owners of the Trust, will be entitled to the same limitation of personal liability extended to shareholders of private, for-profit corporations organized under the General Corporation Law of the State of Delaware. Such opinion may note that the holders of Designated Preferred Securities may be obligated to make payments as set forth in the Trust Agreement.

                           (vi) Under the Delaware Statutory Trust Act and the Trust Agreement, the issuance of the Designated Preferred Securities is not subject to preemptive rights or other similar rights.

                           (vii) The issuance and sale by the Trust of the Designated Preferred Securities and the Common Securities, the execution, delivery and performance by the Trust of this

         Agreement, and the consummation of the transactions contemplated by this Agreement, do not violate (a) the Trust Agreement, or (b) any applicable Delaware law, rule or regulation.

         Such opinion may state that it is limited to the laws of the State of Delaware and that the opinion expressed in paragraph (ii) above is subject to the effect upon the Trust Agreement of (i) bankruptcy, insolvency, moratorium, receivership, reorganization, liquidation, fraudulent conveyance and other similar laws relating to or affecting the rights and remedies of creditors generally, (ii) principles of equity, including applicable law relating to fiduciary duties (regardless of whether considered and applied in a proceeding in equity or at law), and (iii) the effect of applicable public policy on the enforceability of provisions relating to indemnification or contribution.

                  (g) Lewis, Rice & Fingersh, L.C., counsel for the Underwriters, shall have furnished you their signed opinion, dated the Closing Date or the Option Closing Date, as the case may be, with respect to the sufficiency of all corporate procedures and other legal matters relating to this Agreement, the validity of the Designated Preferred Securities, the Registration Statement, the Prospectus and such other related matters as you may reasonably request and there shall have been furnished to such counsel such documents and other information as they may request to enable them to pass on such matters. In giving such opinion, Lewis, Rice & Fingersh, L.C. may rely as to matters of fact upon statements and certifications of officers of the Offerors and of other appropriate persons and may rely as to matters of law, other than law of the United States and the State of Missouri, upon the opinions of Vedder, Price, Kaufman & Kammholz, Ellen Z. Mufson, Vice-President-Legal of the Company and Richards, Layton & Finger described herein.

                  (h) On the date of this Agreement and on the Closing Date (and, if applicable, any Option Closing Date), the Representatives shall have received from PricewaterhouseCoopers LLP letters dated the date of this Agreement and the Closing Date (and, if applicable, the Option Closing Date), respectively, in form and substance satisfactory to the Representatives, confirming that they are independent public accountants with respect to the Company within the meaning of the 1933 Act and the 1933 Act Regulations and stating in effect that:

                           (i) In their opinion, the consolidated financial statements of the Company audited by them and included or incorporated by reference in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations.

                           (ii) On the basis of the procedures specified by the American Institute of Certified Public Accountants as described in SAS No. 71, "Interim Financial Information," inquiries of officials of the Company responsible for financial and accounting matters, and such other inquiries and procedures as may be specified in such letter, which procedures do not constitute an audit in accordance with U.S. generally accepted auditing standards, nothing came to their attention that caused them to believe that, if applicable, the unaudited interim consolidated financial statements of the Company included in the Registration Statement do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations or are not in conformity with U.S. generally accepted accounting principles applied on a basis substantially consistent, except as noted in the Registration Statement, with the basis for the audited consolidated financial statements of the Company included in the Registration Statement.

                           (iii) On the basis of limited procedures, not constituting an audit in accordance with U.S. generally accepted auditing standards, consisting of a reading of the unaudited interim financial statements and other information referred to below, a reading of the latest available unaudited condensed consolidated financial statements of the Company inspection of the minute books of the Company since the date of the latest audited financial statements of the Company included or incorporated by reference in the Registration Statement, inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                                    (A) as of a specified date not more than
         five days prior to the date of such letter, there have been any changes in the consolidated capital stock of the Company, any increase in the consolidated debt of the Company or decreases in consolidated shareholders' equity of the Company or any changes, decreases or increases in other items specified by the Representatives, in each case as compared with amounts shown in the latest unaudited interim consolidated statement of financial condition of the Company included or incorporated by reference in the Registration Statement except in each case for changes, increases or decreases which the Registration Statement specifically discloses have occurred or may occur or which are described in such letter; and

                                    (B) for the  period  from the date of the
         latest unaudited interim consolidated financial statements of the Company included or incorporated by reference in the Registration Statement to the specified date referred to in clause (iii)(A), there were any decreases in the consolidated net income of the Company or in the per share amount of net income of the Company or any changes, decreases or increases in other items specified by the Representatives as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for increases or decreases which the Registration Statement discloses have occurred or may occur, or which are described in such letter.

                           (iv) In addition to the audit referred to in their report included or incorporated by reference in the Registration Statement and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (ii) and (iii) above, they have carried out certain specified procedures, not constituting an audit in accordance with U.S. generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives which are derived from the general accounting records and consolidated financial statements of the Company which appear in the Registration Statement and the documents incorporated by reference therein specified by the Representatives, and have compared such amounts, percentages and financial information with the accounting records and the material derived from such records and consolidated financial statements of the Company have found them to be in agreement.

         In the event that the letters to be delivered on the date hereof, on the Closing Date (and, if applicable, any Option Closing Date) referred to above set forth any such changes, decreases or increases as specified in clauses
(iii)(A) or (iii)(B) above, or any exceptions from such agreement specified in clause (iv) above, it shall be a further condition to the obligations of the Underwriters that the Representatives shall have determined, after discussions with officers of the Company responsible for financial and accounting matters, that such changes, decreases, increases or exceptions as are set forth in such letters do not (x) reflect a material adverse change in the items specified in clause (iii)(A) above as compared with the amounts shown in the latest consolidated statement of financial condition of the Company included or incorporated by reference in the Registration Statement, (y) reflect a material adverse change in the items specified in clause (iii)(B) above as compared with the corresponding periods of the prior year or other period specified by the Representatives, or (z) reflect a material adverse change in items specified in clause (iv) above from the amounts shown in the Preliminary Prospectus distributed by the Underwriters in connection with the offering contemplated hereby or from the amounts shown in the Prospectus.

                  (i) At the Closing Date and, if applicable, the Option Closing Date, you shall have received certificates of the chief executive officer and the chief financial and accounting officer of the Company, which certificates shall be deemed to be made on behalf of the Company, dated as of the Closing Date and, if applicable, the Option Closing Date, evidencing satisfaction of the conditions of Section 6(a) and stating that (i) the representations and warranties of the Company set forth in Section 2 hereof are accurate as of the Closing Date and, if applicable, the Option Closing Date, and that each of the Offerors has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to such Closing Date and, if applicable, the Option Closing Date; (ii) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any material adverse change in the condition (financial or otherwise), business, prospects or results of operations of the Company and the Subsidiaries on a consolidated basis; (iii) since such dates there has not been any material transaction entered into by the Offerors or the Subsidiaries other than transactions in the ordinary course of business; and
(iv) they have carefully examined the Registration Statement and the Prospectus as amended or supplemented and nothing has come to their attention that would lead them to believe that either the Registration Statement or the Prospectus, or any amendment or supplement thereto as of their respective effective or issue dates, contained, and the Prospectus as amended or supplemented at such Closing Date (and, if applicable, the Option Closing Date), contains any untrue statement of a material fact, or omits to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading; and (v) covering such other matters as you may reasonably request. The officers' certificate of the Company shall further state that no stop order affecting the Registration Statement is in effect or, to their knowledge, threatened.

                  (j) At the Closing Date and, if applicable, the Option Closing Date, you shall have received a certificate of an authorized representative of the Trust to the effect that to the best of his or her knowledge based upon a reasonable investigation, the representations and warranties of the Trust in this Agreement are true and correct as though made on and as of the Closing Date (and, if applicable, the Option Closing Date); the Trust has complied with all the agreements and satisfied all the conditions required by this Agreement to be performed or satisfied by the Trust on or prior to the Closing Date, and since the most recent date as of which information is given in the Prospectus, except as described in the Prospectus, the Trust has not incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions not in the ordinary course of business and there has not been any material adverse change in the condition (financial or otherwise) of the Trust.

                  (k) On the Closing Date, all conditions precedent under each of the Trust Agreement, the Guarantee, the Indenture and the Expense Agreement shall have been satisfied or duly waived, and you shall have received copies of all documentation required to evidence same.

                  (l) The NASD, upon review of the terms of the public offering of the Designated Preferred Securities, shall not have objected to the Underwriters' participation in such offering.

                  (m) Prior to the Closing Date and, if applicable, the Option Closing Date, the Offerors shall have furnished to you and counsel for the Underwriters all such other documents, certificates and opinions as they have reasonably requested.

         All opinions, certificates, letters and other documents shall be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to you. The Offerors shall furnish you with conformed copies of such opinions, certificates, letters and other documents as you shall reasonably request.

         If any of the conditions referred to in this Section 6 shall not have been fulfilled when and as required by this Agreement, this Agreement and all of the Underwriters' obligations hereunder may be terminated by you on notice to the Company at, or at any time before, the Closing Date or the Option Closing Date, as applicable. Any such termination shall be without liability of the Underwriters to the Offerors.

         7.       INDEMNIFICATION AND CONTRIBUTION.

                  (a) The Offerors jointly and severally agree to indemnify and hold harmless each Underwriter, each of its directors, officers and agents, and each person, if any, who controls any Underwriter within the meaning of the 1933 Act, against any and all losses, claims, damages, liabilities and expenses (including reasonable costs of investigation and reasonable attorney fees and expenses), joint or several, arising out of or based upon (i) any untrue statement or alleged untrue statement of a material fact made by the Company or the Trust contained in Section 2 of this Agreement (or any certificate delivered by or on behalf of the Company or the Trust pursuant to Sections 6(h), 6(i) and 6(l) hereto) or in the registration statement as originally filed or the Registration Statement, the Preliminary Prospectus, the Prospectus or in any amendment or supplement thereto, (ii) any omission or alleged omission to state a material fact in the registration statement as originally filed or the Registration Statement, the Preliminary Prospectus, the Prospectus or in any amendment or supplement thereto, required to be stated therein or necessary to make the statements therein (in the case of the Preliminary Prospectus and the Prospectus, in light of the circumstances in which they were made), not misleading, or (iii) the enforcement of this indemnification provision or the contribution provisions of Section 7(d); and shall reimburse each such indemnified party for any reasonable legal or other expenses as incurred, but in no event less frequently than 30 days after each invoice is submitted, incurred by them in connection with investigating or defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action, notwithstanding the possibility that payments for such expenses might later be held to be improper, in which case such payments shall be promptly refunded; provided, however, that the Offerors shall not be liable in any such case to the extent, but only to the extent, that any such losses, claims, damages, liabilities and expenses arise out of or are based upon any untrue statement or omission or allegation thereof that has been made therein or omitted therefrom in reliance upon and in conformity with the Underwriters' Information; provided further, however, that the indemnification contained in this Section 7(d) with respect to the Preliminary Prospectus shall not inure to the benefit of any Underwriter (or of any person controlling any Underwriter) to the extent any such losses, claims, damages, liabilities or expenses directly results from the fact that such Underwriter sold Designated Preferred Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (as amended or supplemented, if any) provided such Prospectus shall have been furnished to you in sufficient time to distribute same with or prior to the written confirmation of the sale involved), if required by law, and if such loss, claim, damage, liability or expense would not have arisen but for the failure to give or send such person such document. The foregoing indemnity agreement is in addition to any liability the Company or the Trust may otherwise have to any such indemnified party.

                  (b) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless each Offeror, each of the Company's directors, each of the Company's officers who signed the Registration Statement, each of the Administrative Trustees of the Trust and each person, if any, who controls an Offeror within the meaning of the 1933 Act, to the same extent as required by the foregoing indemnity from the Company to each Underwriter, but only with respect to the Underwriters'

Information. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to any such indemnified party.

                  (c) If any action or claim shall be brought or asserted against any indemnified party or any person controlling an indemnified party in respect of which indemnity may be sought from the indemnifying party, such indemnified party or controlling person shall promptly notify the indemnifying party in writing, and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all expenses; provided, however, that the failure so to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7, and further, shall only relieve it from liability under this Section 7 to the extent prejudiced thereby. Any indemnified party or any such controlling person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or such controlling person unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) the indemnifying party has failed to assume the defense or to employ counsel reasonably satisfactory to the indemnified party, or (iii) the named parties to any such action (including any impleaded parties) include both such indemnified party or such controlling person and the indemnifying party and such indemnified party or such controlling person shall have been advised by such counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the indemnifying party (in which case, if such indemnified party or controlling person notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party or such controlling person) it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time and for all such indemnified party(ies) and controlling persons, which firm shall be designated in writing by the indemnified party(ies) (and, if such indemnified parties are Underwriters, by you, as the Representatives). Each indemnified party and each controlling person, as a condition of such indemnity, shall use reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. The indemnifying party shall not be liable for any settlement of any such action effected without its written consent, but if there shall be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party and any such controlling person from and against any loss, claim, damage, liability or expense by reason of such settlement or judgment.

         An indemnifying party shall not, without the prior written consent of each indemnified party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit or proceeding in respect of which indemnity may be sought hereunder (whether or not such indemnified party or any person who controls such indemnified party within the meaning of the 1933 Act is a party to such claim, action, suit or proceeding), unless such settlement, compromise or consent includes a release of each such indemnified party reasonably satisfactory to each such indemnified party and each such controlling person from all liability arising out of such claim, action, suit or proceeding or unless the indemnifying party shall confirm in a written agreement with each indemnified party, that notwithstanding any federal, state or common law, such settlement, compromise or consent shall not alter the right of any indemnified party or controlling person to indemnification or contribution as provided in this Agreement.

                  (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under paragraphs (a), (b) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors on the one hand and the Underwriters on the other from the offering of the Designated Preferred Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Offerors on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Designated Preferred Securities (before deducting expenses) received by the Offerors bear to the total underwriting discounts, commissions and compensation received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Offerors on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in the first sentence of this Section 7(d) shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 7(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Designated Preferred Securities underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriters has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7(d), each person who controls an Underwriter within the meaning of the 1933 Act shall have the same rights to contribution as such Underwriter, and each person who controls an Offeror within the meaning of the 1933 Act, each officer and trustee of an Offeror who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Offerors subject in each case to the preceding sentence. The obligations of the Offerors under this Section 7(d) shall be in addition to any liability which the Offerors may otherwise have and the obligations of the Underwriters under this Section 7(d) shall be in addition to any liability that the Underwriters may otherwise have.

                  (e) The indemnity and contribution agreements contained in this Section 7 shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling an Underwriter or by or on behalf of the Offerors, or such directors, trustees or officers (or any person controlling an Offeror),
(ii) acceptance of any Designated Preferred Securities and payment therefor hereunder and (iii) any termination of this Agreement. A successor of any Underwriter or of an Offeror, such directors, trustees or officers (or of any person controlling an Underwriter or an Offeror) shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 7.

                  (f) The Company agrees to indemnify the Trust against any and all losses, claims, damages or liabilities that may become due from the Trust under this Section 7.

         8.       TERMINATION.

         You shall have the right to terminate this Agreement at any time at or prior to the Closing Date or, with respect to the Underwriters' obligation to purchase the Option Preferred Securities, at any time at or prior to the Option Closing Date, without liability on the part of the Underwriters to the Offerors, if:

                  (a) Either Offeror shall have failed, refused, or been unable to perform any agreement on its part to be performed under this Agreement, or any of the conditions referred to in Section 6 shall not have been fulfilled, when and as required by this Agreement;

                  (b) The Offerors or any of the Subsidiaries shall have sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which in the judgment of the Representatives materially impairs the investment quality of the Designated Preferred Securities;

                  (c) There has been since the respective dates as of which information is given in the Registration Statement or the Prospectus, any materially adverse change in, or any development which in your reasonable judgment is reasonably likely to have a material adverse effect on, the condition (financial or otherwise), business, prospects or results of operations of the Offerors and the Subsidiaries on a consolidated basis, whether or not arising in the ordinary course of business;

                  (d) There has occurred any outbreak or escalation of hostilities or other calamity or crisis (including, without limitation, an act of terrorism) or material change in general economic, political or financial conditions, or internal conditions, the effect of which on the financial markets of the United States is such as to make it, in your reasonable judgment, impracticable to market the Designated Preferred Securities or enforce contracts for the sale of the Designated Preferred Securities;

                  (e) Trading generally on the New York Stock Exchange, the American Stock Exchange or The Nasdaq Stock Market's National Market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by any of said exchanges or market system or by the Commission or any other governmental authority; or

                  (f) A banking moratorium shall have been declared by either federal, New York or Indiana authorities; or

                  (g) Any action shall have been taken by any government in respect of its monetary affairs which, in your reasonable judgment, has a material adverse effect on the United States securities markets so as to make it, in your reasonable judgment, impracticable to market the Designated Preferred Securities or to enforce contracts for the sale of the Designated Preferred Securities.

         If this Agreement shall be terminated pursuant to this Section 8, the Offerors shall not then be under any liability to the Underwriters except as provided in Sections 5 and 7 hereof.

         9.       DEFAULT OF UNDERWRITERS.

         If any Underwriter or Underwriters shall default in its or their obligations to purchase Designated Preferred Securities hereunder, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Designated Preferred Securities which such defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that the non-defaulting

Underwriters shall be under no obligation to purchase such Designated Preferred Securities if the aggregate number of Designated Preferred Securities to be purchased by such non-defaulting Underwriters shall exceed 110% of the aggregate underwriting commitments set forth in Schedule I hereto, and provided further, that no non-defaulting Underwriter shall be obligated to purchase Designated Preferred Securities to the extent that the number of such Designated Preferred Securities is more than 110% of such Underwriter's underwriting commitment set forth in Schedule I hereto.

         In the event that the non-defaulting Underwriters are not obligated under the above paragraph to purchase the Designated Preferred Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase, the Representatives may in their discretion arrange for one or more of the Underwriters or for another party or parties to purchase such Designated Preferred Securities on the terms contained herein. If within one business day after such default the Representatives do not arrange for the purchase of such Designated Preferred Securities, then the Company shall be entitled to a further period of one business day within which to procure another party or parties satisfactory to the Representatives to purchase such Designated Preferred Securities on such terms.

         In the event that the Representatives or the Company do not arrange for the purchase of any Designated Preferred Securities to which a default relates as provided above, this Agreement shall be terminated.

         If the remaining Underwriters or substituted underwriters are required hereby or agree to take up all or a part of the Designated Preferred Securities of a defaulting Underwriter or Underwriters as provided in this Section 9, (i) you shall have the right to postpone the Closing Date for a period of not more than five full business days, in order to effect any changes that, in the opinion of counsel for the Underwriters or the Company, may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or agreements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which, in its opinion, may thereby be made necessary and (ii) the respective numbers of Designated Preferred Securities to be purchased by the remaining Underwriters or substituted underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of any liability it may have for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of any non-defaulting Underwriter or the Company, except for expenses to be paid or reimbursed pursuant to Section 5 and except for the provisions of Section 7.

         10.      EFFECTIVE DATE OF AGREEMENT.

         If the Registration Statement is not effective at the time of execution of this Agreement, this Agreement shall become effective on the Effective Date at the time the Commission declares the Registration Statement effective. The Company shall immediately notify the Underwriters when the Registration Statement becomes effective.

         If the Registration Statement is effective at the time of execution of this Agreement, this Agreement shall become effective at the earlier of 11:00 a.m. St. Louis time, on the first full business day following the day on which this Agreement is executed, or at such earlier time as the Representatives shall release the Designated Preferred Securities for initial public offering. The Representatives shall notify the Offerors immediately after they have taken any action which causes this Agreement to become effective.

         Until such time as this Agreement shall have become effective, it may be terminated by the Offerors, by notifying you or by you, as the Representatives of the several Underwriters, by notifying either Offeror, except that the provisions of Sections 5 and 7 shall at all times be effective.

         11.      REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE
DELIVERY.

         The representations, warranties, indemnities, agreements and other statements of the Offerors and their officers and trustees set forth in or made pursuant to this Agreement and the agreements of the Underwriters contained in
Section 7 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Offerors or controlling persons of either Offeror, or by or on behalf of the Underwriters or controlling persons of the Underwriters and shall survive delivery of and payment for the Designated Preferred Securities.

         12.      NOTICES.

         Except as otherwise provided in this Agreement, all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, mailed by registered or certified mail, return receipt requested, or transmitted by any standard form of telecommunication and confirmed. Notices to the Offerors shall be sent to 500 Washington Street, Columbus, Indiana 47201 Attention: Gregory F. Ehlinger (with a copy to Vedder, Price, Kaufman & Kammholz, 222 North LaSalle Street, Chicago, Illinois, 60601
Attention: Jennifer R. Evans) and notices to the Underwriters shall be sent to Stifel, Nicolaus & Company, Incorporated, 501 North Broadway, 9th Floor, St. Louis, Missouri 63102, Attention: Rick E. Maples (with a copy to Lewis, Rice & Fingersh, L.C., 500 North Broadway, Suite 2000, St. Louis, Missouri 63102,
Attention: Thomas C. Erb, Esq.). In all dealings with the Company under this Agreement, Stifel, Nicolaus & Company, Incorporated shall act as representative of and on behalf of the several Underwriters, and the Company shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of the Underwriters, made or given by Stifel, Nicolaus & Company, Incorporated on behalf of the Underwriters, as if the same shall have been made or given in writing by the Underwriters.

         13.      PARTIES.

         The Agreement herein set forth is made solely for the benefit of the Underwriters and the Offerors and, to the extent expressed, directors, trustees and officers of the Offerors, any person controlling the Offerors or the Underwriters, and their respective successors and assigns. No other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser, in his status as such purchaser, from the Underwriters of the Designated Preferred Securities.

         14.      GOVERNING LAW.

         This Agreement shall be governed by the laws of the State of Missouri, without giving effect to the choice of law or conflicts of law principles thereof.

         15.      AUTHORITY.

         Any certificate signed by an authorized officer of the Company or the Trust and delivered to either of the Representatives or to counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company and the Trust to the Underwriters as to the matters covered thereby.

         16.      COUNTERPARTS.

         This Agreement may be executed by facsimile and in one or more counterparts, and when a counterpart has been executed by each party hereto all such counterparts taken together shall constitute one and the same Agreement.

                      Signatures appear on the next page

         If the foregoing is in accordance with the your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this shall become a binding agreement among the Company, the Trust and you in accordance with its terms.

                                       Very truly yours,

                                       IRWIN FINANCIAL CORPORATION


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------

                                       ATTEST:

                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


                                       IFC CAPITAL TRUST VI


                                       By:
                                          --------------------------------------
                                       Name:
                                            ------------------------------------
                                       Title:
                                             -----------------------------------


CONFIRMED AND ACCEPTED,
as of the date first above written

STIFEL, NICOLAUS & COMPANY, INCORPORATED



By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------
For itself and as co-representative of the several
Underwriters named in Schedule I hereto.


RBC DAIN RAUSCHER INC.



By:
   ------------------------------------
Name:
     ----------------------------------
Title:
      ---------------------------------
For itself and as co-representative of the several
Underwriters named in Schedule I hereto.

                                   SCHEDULE I
                                   ----------



                     UNDERWRITER                          NUMBER OF SECURITIES

Stifel, Nicolaus & Company, Incorporated..............................

RBC Dain Rauscher Inc.................................................

                                    EXHIBIT A
                                    ---------
                              LIST OF SUBSIDIARIES

IRWIN FINANCIAL CORPORATION

         Irwin Union Bank and Trust Company
         100%

                  Irwin Union Realty Corporation
                  100%

                  Irwin Union Collateral, Inc.
                  100%

                  Irwin Commercial Finance Corporation
                  95%

                           Irwin Business Finance Corporation
                           96.5%

                           Irwin Franchise Capital Corporation
                           95%

                           Irwin International Corporation
                           100%

                                    Onset Capital Corporation
                                    77.88%

                                             Onset Alberta Ltd.
                                             100%

                  Irwin Union Securities, Inc.
                  100%

                  Irwin Reinsurance Corporation
                  100%

                  Irwin Union Insurance, Inc.
                  100%

                  Irwin Union Advisory Services, Inc.
                  100%

                  Irwin Home Equity Corporation
                  90%

                           IHE Funding Corp. II
                           100%

         Irwin Union Investor Services, Inc.
         100%

         Irwin Union Bank, F.S.B.
         100%

         IFC Capital Trust I
         100%

         IFC Capital Trust II
         100%

         IFC Capital Trust III
         100%

         IFC Capital Trust IV
         100%

         IFC Capital Trust V
         100%

         Irwin Union Credit Insurance Corp.
         100%

         Irwin Residual Holdings Corporation
         100%

                  Irwin Funding Corp.
                  100%

                  Irwin Funding Corp. II
                  100%

         Irwin Residual Holdings Corporation II
         90%

                  IHE Funding Corp.
                  100%

         IFC Mortgage Corporation
         100%

                  Irwin Mortgage Corporation
                  100%

         Irwin Ventures LLC
         100%

                  Irwin Ventures SBIC LLC
                  100%

         Irwin Equipment Finance Corp.
         100%

                  Irwin Leasing Corporation
                  100%